NY
                                  JUNE 8, 1998
                       SUPPLEMENT NO. 2 TO PROSPECTUS FOR
                     BOSTON CAPITAL TAX CREDIT FUND IV L.P.
                                     DATED
                                  MAY 1, 1998

            (SUPPLEMENT OFFERING AND EXPANDING BCTC IV SERIES 32 AND
                  IDENTIFYING CERTAIN ANTICIPATED INVESTMENTS)
--------------------------------------------------------------------------------
     This Supplement is part of, and should be read in conjunction with, the Prospectus of the Fund. Capitalized terms used herein but not defined have the meanings ascribed to them in the Prospectus. This Supplement No. 2 supersedes all previous supplements to the Prospectus.

     Results of BCTC IV Series 31
     The Fund received orders for a total of 4,430,551 BACs ($44,203,750) with respect to Series 31, and issued the last of such Series 31 BACs on January 18, 1998. The aggregate fees paid as of January 18, 1998 to the General Partner and Affiliates with respect to Series 31 were $5,178,859. No additional BACs will be offered with respect to Series 31. The Fund has issued a total of 38,387,203 BACs, raised $383,786,500 and admitted 22,398 Investors with respect to Series 20 through 31 and may still sell up to $226,213,500 to the public if all the BACs in Series 32 are sold. (See "Prior Performance of the General Partner and its Affiliates" in the Prospectus for information about Series 20 through 31.)

     Expansion of BCTC IV Series 32
     The General Partner is authorized to increase the offering amount of any series of BACs up to the total amount of authorized but unissued BACs at any time prior to the final issuance of BACs with respect to such series. (See "The Offering--Issuance of BACs in Series".) Based on the current assessment by the General Partner and the Dealer-Manager of the marketing results as to the sale of BACs in Series 32 and of the Fund's ability to identify and acquire, on behalf of Series 32, Interests in Operating Partnerships which will meet its investment criteria (see "Investment Objectives and Acquisition Policies"), the offering of BACs in Series 32 hereby is increased from 4,000,000 BACs ($40,000,000) to 5,000,000 BACs ($50,000,000). The Operating Partnerships and
Apartment Complexes that have been identified represent approximately 75% of the proceeds available for investment from the expanded offering. Any such additional investments will meet the criteria set forth in the Prospectus under "Investment Objectives and Acquisition Policies" and "Investment in Operating Partnerships". To the extent additional Operating Partnership Interests are acquired, the Fund's ability to diversify the Series 32 portfolio (by expanding the number of Operating Partnerships invested in by the Fund) will be increased (See "Risk Factors--Risk of Limited Diversification"). See "Risk Factors--Risk of Unspecified Investments" regarding the Fund's ability to acquire Operating Partnership Interests.

     Offering of BCTC IV Series 32
     The Fund is offering, effective January 19, 1998, the thirteenth series of BACs ("Series 32") consisting of 5,000,000 BACs, with a minimum required investment of five hundred BACs at $10 per BAC ($5,000) per Investor, on the terms and conditions as are set forth in the Prospectus. In addition, of each dollar raised by Series 32, approximately 72% to 73% will be used for investments in Apartment Complexes, and about one-half of the balance will be used to pay fees and expenses to the General Partner or its Affiliates. (See "Estimated Use of Proceeds," and "Compensation and Fees" in the Prospectus.) The offering of BACs in Series 32 will not exceed 12 months. As of the date hereof, the Fund has received orders for a total of 3,623,300 BACs ($36,233,000) with respect to Series 32.

     THE PURCHASE OF BACS IN SERIES 32 WILL NOT ENTITLE THE INVESTOR TO ANY INTEREST IN ANY OTHER SERIES OF THE FUND NOR ANY INTEREST IN BOSTON CAPITAL TAX CREDIT FUND

LIMITED PARTNERSHIP, OR BOSTON CAPITAL TAX CREDIT FUND II LIMITED PARTNERSHIP, OR BOSTON CAPITAL TAX CREDIT FUND III L.P.

     The Fund anticipates acquiring, on behalf of Series 32, limited partnership interests in the thirteen (13) Operating Partnerships more fully described hereinafter (the "Operating Partnerships") pursuant to the provisions of "Investment Objectives and Acquisition Policies," as set forth in the Prospectus. The Operating General Partners (or affiliates thereof) with respect to certain of the Operating Partnerships described below are general partners of other operating partnerships which have been invested in by the Fund on behalf of other series and/or other partnerships affiliated with the General Partner. (See "Conflicts of Interest" in the Prospectus). A significant portion of the funds invested by the Fund in each Operating Partnership will be used to pay fees and expenses to the Operating General Partners. (See the table entitled "Terms of Investment in Operating Partnerships" in this Supplement.)

     The Fund's investment in Operating Partnerships on behalf of Series 32 will be consistent with the provisions of the Prospectus relating to the investment in Operating Partnerships. (See, particularly, "Investment Objectives and Acquisition Policies," "Investment in Operating Partnerships," and "Sharing Arrangements: Profits, Credits, Losses, Net Cash Flow and Residuals.")

     THE POTENTIAL OPERATING PARTNERSHIP INTERESTS IDENTIFIED BELOW RELATE ONLY TO BCTC IV--SERIES 32.

     While the General Partner believes that the Fund, on behalf of Series 32, is reasonably likely to acquire interests in the Operating Partnerships which are developing or will develop, as applicable, the Apartment Complexes described hereinafter, the Fund may not be able to do so as a result of additional information or changes in circumstances. Before any such acquisition is made, the General Partner will continue and complete its due diligence review as to the applicable Operating Partnership and the related Apartment Complex. This process will include the review and analysis of information concerning, among other matters, market competition and environmental factors; if any significant adverse information is obtained by the General Partner, either action will be taken to mitigate the adverse factor(s), or the acquisition will not be made. If such interests are acquired, the terms may differ materially from those described below. Accordingly, Investors should not rely on the ability of the Fund to invest in these Apartment Complexes or under the described investment terms in deciding whether to invest in the Fund. If the entire $50 million is raised for Series 32, the anticipated acquisition of the Operating Partnership Interests, described hereinafter, will represent approximately 75% of the total money which the Fund currently expects to spend on behalf of Series 32.

     Management's Discussion and Analysis of Financial Condition and Results of Operations
     Since Series 32 is currently in the offering phase, it has no material assets or any operating history. The thirteen (13) Operating Partnerships in which Interests are currently expected to be acquired, and the respective Operating General Partners, are as follows:

    Partnership                                             General Partner(s)
    -----------                                             ------------------
  1.   Community Organization Giving Individual Care L.P.   Larry A. Swank
         (the "Benton Village Partnership")

  2.   Carriage Pointe L.P.                                 Matzel & Mumford
         (the "Carriage Pointe Partnership")

  3.   Chardonnay L.P.                                      Carlyle MacHarg III
         (the "Chardonnay Partnership")

    Partnership                                             General Partner(s)
    -----------                                             ------------------
   4.   Clear Creek L.P.                                    Michael Jacobson
          (the "Clear Creek Partnership")                   Housing Development Corporation

   5.   Courtside L.P.                                      Campbell-Hogue & Associates
          (the "Courtside Partnership")

   6.   Howard Park L.P.                                    Lovey Clayton
          (the "Howard Park Partnership")                   David Clayton

   7.   Kiest Townhouses L.P.                               Luxar Development Corporation
          (the "Kiest Partnership")

   8.   Maple Woods L.P.                                    John Harpole
          (the "Maple Woods Partnership")                   Maple Woods LLC

   9.   Martinsville L.P.                                   Parkside Associates
          (the "Martinsville Partnership")                  Hatfield Housing Company

  10.   East Bridge Street L.P.                             Mill Development Corporation
          (the "Mill Partnership")

  11.   Pearlwood L.P.                                      Resource Foundation, Inc.
          (the "Pearlwood Partnership")                     Riemer Calhoun, Jr.

  12.   Sayreville Senior Housing L.P.                      Sayreville Seniors Housing
          (the "Sayreville Partnership")                    Corporation

  13.   Woodhaven L.P.                                      Woodhaven Partners
          (the "Woodhaven Partnership")

     Permanent Mortgage Loan financing for the Apartment Complexes described herein is being or will be provided from a variety of sources, as described below. Certain of the Apartment Complexes, as described below, have not yet begun construction. Delays in construction could occur with respect to Apartment Complexes currently under construction or as to which construction has not yet commenced, which could result in delay or reduction in achieving Tax Credits. (See "Risk Factors--Tax Risks Associated with the Fund's Investments" in the Prospectus.) The General Partner believes that each of the Apartment Complexes has or will have adequate property insurance. The tables included in this Supplement describe in greater detail information concerning the Apartment Complexes and the anticipated terms of investment in each Operating Partnership.

     The Priority Return Base for Series 32 is $1.10 per BAC (11%). (See "Glossary" at page 162 of the Prospectus for the definition of the term "Priority Return Base.") Investors should note that the "Priority Return Base" is the level of return that must be provided to Investors before the General Partner may receive a 5% share in the proceeds from the sale or refinancing of Apartment Complexes or Operating Partnership Interests. (See "Liquidation Phase" at page 49 of the Prospectus.) In establishing the Priority Return Base, the General Partner is not representing that the Fund is expected to provide this level of return to Investors. The General Partner will receive fees and compensation for services prior to BAC Holders receiving the Priority Return.

                 INFORMATION CONCERNING THE APARTMENT COMPLEXES

                                                            Basic
                             Location of       Number    Monthly(1)
      Partnership Name         Property       of Units      Rents
      ------------------ ------------------- ---------- ------------
 1.   Benton Village     Benton Harbor,          136    $260-
      Partnership        Michigan                       $340 1BR
                                                        $312-
                                                        $407 2BR
                                                        $362-
                                                        $472 3BR
 2.   Carriage Pointe    Old Bridge,              18    $602 1BR
      Partnership        New Jersey                     $566-
                                                        $779 2BR
 3.   Chardonnay         Oklahoma City,           14    $299-
      Partnership        Oklahoma                       $385 1BR
                                                        $349-
                                                        $550 2BR
 4.   Clear Creek        North Manchester,        64    $230 1BR
      Partnership        Indiana                        $260 2BR
                                                        $285 3BR
 5.   Courtside          Cottonwood,              44    $153-
      Partnership        Arizona                        $378 2BR
                                                        $436 3BR
 6.   Howard Park        Florida City,            16    $237-
      Partnership        Florida                        $435 1BR
                                                        $291-
                                                        $531 2BR
                                                        $340-
                                                        $619 3BR
 7.   Kiest              Dallas,                 130    $483-
      Partnership        Texas                          $505 2BR
                                                        $559-
                                                        $605 3BR
                                                        $618-
                                                        $705 4BR

                 INFORMATION CONCERNING THE APARTMENT COMPLEXES
           Government           Permanent       Mortgage    Annual                       Annual
           Assistance            Mortgage       Interest   Reserve     Management      Management
           Anticipated           Loan(2)          Rate      Amount        Agent            Fee
      -------------------- ------------------- ---------- --------- ---------------- --------------
 1.        Community            BCMC, Inc.          9%     $23,800   Sterling        6% of net
           Investment         $2,532,000(a)                          Management      rental income
           Program(b)           Michigan            4%               Company
              (3)               Housing
                              Development
                               Authority
                             $2,400,000(b)
                                  (3)
 2.     Federal Housing      Amboy National       9.125%    $3,600   Matzel &        6% of net
          Tax Credits            Bank                                Mumford Real    rental income
                              $627,000(a)           8%               Estate
                               Matzel &
                               Mumford
                             $490,000(b)
                                 (4)
 3.     Federal Housing        Bank of             10%      $2,800   Orion           6% of net
          Tax Credits        Oklahoma, N.A.                          Management      rental income
                               $90,000                               Company
                                 (5)
 4.      Section 538         Bank One, N.A.         7%     $12,800   Garsten         6% of net
        Rural Housing         $1,620,000                             Management      rental income
        Loan Guarantee           (6)
           Program
             (6)
 5.     Federal Housing      Trust Company          9%      $8,800   Campbell-Hogue  6% of net
          Tax Credits         of the West                            Management      rental income
                               $877,000
                                 (7)
 6.     State Apartment        Florida              3%      $4,000   Auburn          6% of net
        Investment Loan        Housing                               Management,     rental income
          Program(a)       Finance Agency           3%               Inc.
        State Housing        $214,000(a)
      Subsidy Targeted        City of
         Trust Fund         Florida City
         Program(b)          $115,000(b)
            (8)                 (8)
 7.     Federal Housing    Arbor National           9%     $26,000   Affordable      6% of net
          Tax Credits         Mortgage                               Housing         rental income
                             Company LLC                             Partnership
                             $3,240,000
                                (9)

                                                           Basic
                             Location of      Number    Monthly(1)
      Partnership Name        Property       of Units      Rents
      ------------------ ------------------ ---------- ------------
 8.   Maple Woods        Lebanon,                24    $270 2BR
      Partnership        Missouri                      $295 3BR
 9.   Martinsville       Shelbyville,            13    $305 2BR
      Partnership        Kentucky                      $362 3BR
10.   Mill               Saugerties,             90    $437 0BR
      Partnership        New York                      $475 1BR
11.   Pearlwood          Pearl,                  40    $288 1BR
      Partnership        Mississippi                   $434 2BR
                                                       $497 3BR
12.   Sayreville         Sayreville,            100    $525 1BR
      Partnership        New Jersey
13.   Woodhaven          South Brunswick,        80    $455-
      Partnership        New Jersey                    $568 1BR
                                                       $638-
                                                       $751 2BR

          INFORMATION CONCERNING THE APARTMENT COMPLEXES--(Continued)
          Government          Permanent       Mortgage    Annual                    Annual
          Assistance          Mortgage        Interest   Reserve    Management    Management
         Anticipated           Loan(2)          Rate      Amount      Agent          Fee
      ----------------- -------------------- ---------- --------- ------------- --------------
 8.   Federal Housing      Great Western         9%      $4,800   Curry         6% of net
        Tax Credits          Bank, N.A.                           Management    rental income
                              $360,000                            Company
                                (10)
 9.         Home              Kentucky           6%      $2,600   Hatfield      6% of net
         Investment           Housing                             Management    rental income
        Partnerships        Corporation
          Program            $335,000
           (11)                (11)
10.     Secured Loan       New York State      8.75%    $18,000   Jobco         5% of net
       Rental Housing         Housing                             Management,   rental income
         Program(a)        Finance Agency        1%               Inc.
        Acquisition        $2,174,000(a)
       Rehabilitation     New York State
      Loan Program(b)      Housing Trust
           (12)               Fund
                            $600,000(b)
                               (12)
11.         HOME           Bank One, N.A.        9%      $8,000   Calhoun       6% of net
         Investment         $380,000(a)                           Property      rental income
        Partnerships        Mississippi          1%               Management
         Program(b)            Home
           (13)            Corporation
                            $500,000(b)
                               (13)
12.   Federal Housing     Amboy National         7%     $20,000   Sayreville    6% of net
        Tax Credits           Bank                                Housing       rental income
                           $3,491,000(a)         8%               Authority
                             Gillette
                            Enterprises
                            $640,000(b)
                               (14)
13.   Federal Housing     Amboy National        8.5%    $20,000   Eastern       6% of net
        Tax Credits           Bank                                Properties    rental income
                           $3,366,000
                              (15)

 (1) Exclusive of utilities, unless indicated otherwise.

 (2) Except as and to the extent noted in the following footnote, the terms of all permanent mortgage loans, described in the following footnotes, which have a term to maturity which is shorter than the term employed for the amortization schedule provide or are expected to provide that the entire outstanding balance of principal of and interest on such permanent mortgage loan shall be due and payable in full at the maturity of such mortgage loan.

 (3) (a) The terms of the Benton Village Partnership's permanent first mortgage loan in the amount of $2,532,000 include a term of 30 years, an interest rate of 9% and payments of principal and interest on the basis of a 30-year amortization schedule.

     (b) The terms of the Benton Village Partnership's permanent second mortgage loan in the amount of $2,400,000 include a term of 30 years, an interest rate of 4% and payments of principal and interest on the basis of a 30-year amortization schedule.

 (4) (a) The terms of the Carriage Pointe Partnership's permanent first mortgage loan in the amount of $627,000 include a term of 15 years, an interest rate of 9.125% and payments of principal and interest on the basis of a 15-year amortization schedule.

     (b) The terms of the Carriage Pointe Partnership's permanent second mortgage loan in the amount of $490,000 include a term of 15 years, an interest rate of 8% and payments of principal and interest on the basis of a 15-year amortization schedule.

 (5) The terms of the Chardonnay Partnership's permanent first mortgage loan in the amount of $90,000 include a term of 15 years, an interest rate of 10% and payments of principal and interest on the basis of a 25-year amortization schedule.

 (6) The terms of the Clear Creek Partnership's anticipated permanent first mortgage loan in the amount of $1,620,000 are expected to include a term of 30 years, an interest rate of 7% and payments of principal and interest on the basis of a 30-year amortization schedule.

 (7) The terms of the Courtside Partnership's permanent first mortgage loan in the amount of $877,000 include a term of 30 years, an interest rate of 9% and payments of principal and interest on the basis of a 30-year amortization schedule.

 (8) (a) The terms of the Howard Park Partnership's anticipated permanent first mortgage loan in the amount of $214,000 are expected to include a term of 30 years, an interest rate of 3% and payments of interest only, provided, however, that the terms of the permanent first mortgage loan will provide for the deferral and accrual of payments of interest based on available cash flow, and for the payment of the entire outstanding balance of principal and interest at the end of the 30-year term.

     (b) The terms of the Howard Park Partnership's anticipated permanent second mortgage loan in the amount of $115,000 are expected to include a term of 30 years, an interest rate of 3% and payments of interest only, provided, however, that the terms of the permanent second mortgage loan will provide for the deferral and accrual of payments of interest based on available cash flow, and for the payment of the entire outstanding balance of principal and interest at the end of the 30-year term.

 (9) The terms of the Kiest Partnership's permanent first mortgage loan in the amount of $3,240,000 include a term of 30 years, an interest rate of 9% and payments of principal and interest on the basis of a 30-year amortization schedule.

(10) The terms of the Maple Woods Partnership's anticipated permanent first mortgage loan in the amount of $360,000 are expected to include a term of 25 years, an interest rate of 9% and payments of principal and interest on the basis of a 25-year amortization schedule.

(11) The terms of the Martinsville Partnership's anticipated permanent first mortgage loan in the amount of $335,000 are expected to include a term of 30 years, an interest rate of 6% and payments of principal and interest on the basis of a 30-year amortization schedule, provided, however, that the terms of the permanent first mortgage loan will provide for the deferral and accrual of payments of principal and interest based on available cash flow, and for the payment of the entire outstanding balance of principal and interest at the end of the 30-year term.

(12) (a) The terms of the Mill Partnership's anticipated permanent first mortgage loan in the amount of $2,174,000 are expected to include a term of 30 years, an interest rate of 8.75% and payments of principal and interest on the basis of a 30 year amortization schedule.

     (b) The terms of the Mill Partnership's anticipated permanent second mortgage loan in the amount of $600,000 are expected to include a term of 30 years, an interest rate of 1% and payments of principal and interest on the basis of a 30 year amortization schedule, provided, however, that the terms of the permanent second mortgage loan will provide for the deferral and accrual of payments of principal and interest based on available cash flow, and for the payment of the entire outstanding balance of principal and interest at the end of the 30-year term.

(13) (a) The terms of the Pearlwood Partnership's permanent first mortgage loan in the amount of $380,000 include a term of 15 years, an interest rate of 9% and payments of principal and interest on the basis of a 30 year amortization schedule.

     (b) The terms of the Pearlwood Partnership's permanent second mortgage loan in the amount of $500,000 include a term of 25 years, an interest rate of 1% and payments of principal and interest on the basis of a 25 year amortization schedule, provided, however, that the terms of the permanent second mortgage loan provide for the deferral and accrual of payments of principal and interest based on available cash flow, and for the payment of the entire outstanding balance of principal and interest at the end of the 25-year term.



(14) (a) The terms of the Sayreville Partnership's permanent first mortgage loan in the amount of $3,491,000 include a term of 28 years, an interest rate of 7% and payments of principal and interest on the basis of a 28-year amortization schedule.

     (b) The terms of the Sayreville Partnership's permanent second mortgage loan in the amount of $640,000 include a term of 8 years, an interest rate of 8% and payments of principal and interest on the basis of a 8-year amortization schedule.

(15) The terms of the Woodhaven Partnership's permanent first mortgage loan in the amount of $3,366,000 include a term of 5 years, an interest rate of 8.5% and payments of principal and interest on the basis of a 30-year amortization schedule.

                 TERMS OF INVESTMENT IN OPERATING PARTNERSHIPS

                                       Ownership
                                     Interest (%)
                                       Profits,
                                        Losses,       Operating
                         BCTC IV      Credit/Net       General
        Partnership      Capital         Cash          Partner
           Name       Contribution   Flow/Backend   Contribution
      -------------- -------------- -------------- --------------
 1.   Benton           $6,712,292      50/10/15            $100
      Village
      Partnership
 2.   Carriage         $1,007,593      99/50/50            $100
      Pointe
      Partnership
 3.   Chardonnay         $393,700     100/20/50        $150,000
      Partnership
 4.   Clear Creek      $2,296,664     100/25/50            $100
      Partnership
 5.   Courtside        $1,890,193     100/10/20            $100
      Partnership
 6.   Howard Park        $710,361     100/50/50            $100
      Partnership
 7.   Kiest            $3,947,107      50/15/15            $100
      Partnership
 8.   Maple Woods        $533,851     100/50/50            $100
      Partnership
 9.   Martinsville       $504,790     100/20/20            $100
      Partnership
10.   Mill             $6,123,040      99/25/30            $100
      Partnership
11.   Pearlwood          $748,079      99/50/50            $100
      Partnership
12.   Sayreville       $2,972,968      99/50/50            $100
      Partnership
13.   Woodhaven        $2,390,522      99/50/50            $100
      Partnership

                 TERMS OF INVESTMENT IN OPERATING PARTNERSHIPS
                                           Fund's
                                        Approximate
                                          Average      Development       Annual
                                           Annual       Fee/Other      Partnership       Asset
          Operating       Operating     Anticipated   Distributions    Management     Management
           Deficit      Partnership's     Federal      to Operating      Fee to      Fee to Boston
          Guarantee      Credit Base       Credit           GP        Operating GP      Capital
      ---------------- --------------- ------------- --------------- -------------- --------------
 1.     Unlimited        $11,000,000      $932,263      $1,166,000       $12,000        $12,000
         in time
        and amount
 2.        None           $1,653,000      $137,875         274,777             0              0
 3.     Unlimited           $796,500       $54,681         $95,000        $2,000         $2,000
        in amount
       for 3 years
 4.     Unlimited         $3,922,000      $328,095        $750,000        $5,000         $5,000
        in amount
       for 10 years
 5.     Unlimited         $4,040,000      $262,527        $306,000        $1,000         $1,000
         in time
        and amount
 6.     Unlimited         $1,300,000      $104,465        $167,000        $3,000         $3,000
         in time
        and amount
 7.     Unlimited        $13,260,000      $548,209      $1,272,000       $13,000        $13,000
         in time
        and amount
 8.    $300,000 in          $880,000       $74,146        $300,000        $2,000         $2,000
      the aggregate
       for 10 years
 9.     $40,000 in          $845,000       $70,600         $75,000        $1,000         $1,000
      the aggregate
       for 3 years
10.     Unlimited         $9,890,841      $862,400        $873,304       $10,000        $10,000
         in time
        and amount
11.     Unlimited         $1,590,000      $120,658        $109,000        $1,000         $1,000
         in time
        and amount
12.        None           $5,532,000      $464,926        $524,772             0              0
13.        None           $5,263,000      $466,700        $388,000             0              0

THE BENTON VILLAGE PARTNERSHIP

(Benton Village Apartments)

       Benton Village Apartments is a 136-unit apartment complex for families which is to be constructed in Benton Harbor, Michigan. Benton Village Apartments will consist of 24 one-bedroom units, 72 two-bedroom units and 40 three-bedroom units contained in 12 buildings. The complex will offer a function room and central laundry facilities.

       Individual units will contain a refrigerator, range, dishwasher, disposal and a patio or porch.

       Construction of Benton Village Apartments is anticipated to begin in July, 1998. The Operating General Partner anticipates that construction completion and occupancy will occur as follows:

Number                         Number
of Units       Completion     of Units         Rent-Up
----------   -------------   ----------   ----------------
    34       March, 1999        17        April, 1999
    34       April, 1999        17        May, 1999
    34       May, 1999          17        June, 1999
    34       June, 1999         17        July, 1999
                                17        August, 1999
                                17        September, 1999
                                17        October, 1999
                                17        November, 1999

THE CARRIAGE POINTE PARTNERSHIP

(Carriage Pointe Apartments)

       Carriage Pointe Apartments is an 18-unit apartment complex for families and senior citizens which has been constructed on County Route 516 between High Pointe Way and Bennett Road in Old Bridge, New Jersey. Carriage Pointe Apartments consists of 6 one-bedroom units and 12 two-bedroom units contained in 2 buildings. The complex offers central laundry facilities.

       Individual units contain a refrigerator, range, dishwasher, disposal, air conditioning, cable television hook-up, an and a patio or porch.

       Construction of Carriage Pointe Apartments was completed in October, 1995 and is 100% occupied.

THE CHARDONNAY PARTNERSHIP

(Chardonnay Apartments)

       Chardonnay Apartments is an existing 14-unit apartment complex for families which has been rehabilitated on Northwest 30 Street and North Shartel Avenue in Oklahoma City, Oklahoma. Chardonnay Apartments consists of 10 one-bedroom units and 4 two-bedroom units contained in 1 building. The complex offers a function room, pool and central laundry facilities.

       Individual units contain a refrigerator, range with hood, dishwasher, disposal, air conditioning and a patio or porch.

       Rehabilitation of Chardonnay Apartments was completed in December, 1997 and is 100% occupied.

THE CLEAR CREEK PARTNERSHIP

(Clear Creek Apartments)

       Clear Creek Apartments is a 64-unit apartment complex for families which is to be constructed in North Manchester, Indiana. Clear Creek Apartments will consist of 28 one-bedroom units, 18 two-bedroom units and 18 three-bedroom units contained in 12 buildings. The complex will offer a function room and central laundry facilities.

       Individual units will contain a refrigerator, range, dishwasher, disposal and a patio or porch.

       Construction of Clear Creek Apartments is anticipated to begin in July, 1998. The Operating General Partners anticipate that construction completion and occupancy will occur as follows:

Number                            Number
of Units        Completion       of Units        Rent-Up
----------   ----------------   ----------   ---------------
    16       November, 1998         7        January, 1999
    16       December, 1998         7        February, 1999
    16       January, 1999          8        March, 1999
    16       February, 1999        14        April, 1999
                                   14        May, 1999
                                   14        June, 1999

THE COURTSIDE PARTNERSHIP

(Courtside Apartments)

       Courtside Apartments is a 44-unit apartment complex for families which is being constructed in Cottonwood, Arizona. Courtside Apartments will consist of 32 two-bedroom units and 12 three-bedroom units contained in 6 buildings.
The complex will offer central laundry facilities.

       Individual units will contain a refrigerator, range, dishwasher, disposal, air conditioning and a patio or porch.

       Construction of Courtside Apartments began in June, 1998. The Operating General Partner anticipates that construction completion and occupancy will occur as follows:

Number                            Number
of Units        Completion       of Units        Rent-Up
----------   ----------------   ----------   ---------------
    22       November, 1998        22        January, 1999
    22       December, 1998        11        February, 1999
                                   11        March, 1999

THE HOWARD PARK PARTNERSHIP

(Howard Park Apartments)

       Howard Park Apartments is a 16-unit apartment complex for families which is to be constructed on Redland Road at Northwest 15 Street in Florida City, Florida. Howard Park Apartments will consist of 2 one-bedroom units, 10 two-bedroom units and 4 three-bedroom units contained in 1 building. The complex will offer a function room, pool and central laundry facilities.

       Individual units will contain a refrigerator, range, dishwasher, air conditioning, cable television hook-up and a patio or porch.

       Construction of Howard Park Apartments is anticipated to begin in July, 1998. The Operating General Partners anticipate that construction completion and occupancy will occur as follows:

Number                             Number
of Units         Completion       of Units        Rent-Up
----------   -----------------   ----------   ---------------
    16       September, 1998         4        October, 1998
                                     4        November, 1998
                                     4        December, 1998
                                     4        January, 1999

THE KIEST PARTNERSHIP

(Kiest Townhomes)

       Kiest Townhomes is a 130-unit apartment complex for families which is being constructed on Kiest Boulevard at Cockrell Hill Road in Dallas, Texas. Kiest Townhomes will consist of 59 two-bedroom units, 59 three-bedroom units and 12 four-bedroom units contained in 16 buildings. The complex will offer a function room, pool, playground, basketball court and central laundry facilities.

       Individual units will contain a refrigerator, range with hood, dishwasher, disposal, air conditioning, ceiling fan, bathroom exhaust fan and a patio or porch.

       Construction of Kiest Townhomes began in May, 1998. The Operating General Partner anticipates that construction completion and occupancy will occur as follows:

Number                            Number
of Units        Completion       of Units        Rent-Up
----------   ----------------   ----------   ---------------
    32       November, 1998        16        January, 1999
    32       December, 1998        16        February, 1999
    33       January, 1999         16        March, 1999
    33       February, 1999        16        April, 1999
                                   16        May, 1999
                                   16        June, 1999
                                   17        July, 1999
                                   17        August, 1999

THE MAPLE WOODS PARTNERSHIP

(Maple Woods Apartments)

       Maple Woods Apartments is a 24-unit apartment complex for families which is to be constructed in Lebanon, Missouri. Maple Woods Apartments will consist of 12 two-bedroom units and 12 three-bedroom units contained in 6 buildings. The complex will offer central laundry facilities.

       Individual units will contain a refrigerator, range, dishwasher, disposal, air conditioning and a patio or porch.

       Construction of Maple Woods Apartments is anticipated to begin in July, 1998. The Operating General Partners anticipate that construction completion and occupancy will occur as follows:

Number                            Number
of Units        Completion       of Units        Rent-Up
----------   ----------------   ----------   ---------------
    12       November, 1998         6        January, 1999
    12       December, 1998         6        February, 1999
                                    6        March, 1999
                                    6        April, 1999

THE MARTINSVILLE PARTNERSHIP

(Martinsville Apartments)

       Martinsville Apartments is a 13-unit apartment complex for families, which is to be constructed in Shelbyville, Kentucky. Martinsville Apartments will consist of 7 two-bedroom units and 6 three-bedroom units contained in 4 buildings. The complex will offer central laundry facilities.

       Individual units will contain a refrigerator, range, dishwasher, disposal, air conditioning and a patio or porch.

       Construction of Martinsville Apartments is anticipated to begin in July, 1998. The Operating General Partners anticipate that construction completion and occupancy will occur as follows:

Number                            Number
of Units        Completion       of Units       Rent-Up
----------   ----------------   ----------   ------------
     3       February, 1999         3        March, 1999
     3       March, 1999            3        April, 1999
     3       April, 1999            3        May, 1999
     4       May, 1999              4        June, 1999

THE MILL PARTNERSHIP

(Mill Apartments)

       Mill Apartments is an existing 90-unit apartment complex for senior citizens which is to be rehabilitated in Saugerties, New York. Mill Apartments will consist of 18 studio units and 72 one-bedroom units contained in 1 building. The complex will offer a solarium/living room and central laundry facilities.

       Individual units will contain a refrigerator and range.

       Rehabilitation of Mill Apartments is anticipated to begin in October, 1998. The Operating General Partner anticipates that completion of rehabilitation and occupancy will occur as follows:

Number                        Number
of Units      Completion     of Units         Rent-Up
----------   ------------   ----------   ----------------
    90       May, 1999         18        June, 1999
                               18        July, 1999
                               18        August, 1999
                               18        September, 1999
                               18        October, 1999

THE PEARLWOOD PARTNERSHIP

(Pearlwood Apartments)

       Pearlwood Apartments is a 40-unit apartment complex for senior citizens which is being constructed on Old Brandon Road in Pearl, Mississippi. Pearlwood Apartments will consist of 20 one-bedroom units, 10 two-bedroom units and 10 three-bedroom units contained in 14 buildings. The complex will offer an activity center and central laundry facilities.

       Individual units will contain a refrigerator, range, kitchen exhaust fan, air conditioning, smoke detectors and a patio or porch.

       Construction of Pearlwood Apartments began in April, 1998. The Operating General Partners anticipate that construction completion and occupancy will occur as follows:

Number                        Number
of Units      Completion     of Units         Rent-Up
----------   ------------   ----------   ----------------
    20       June, 1998        10        August, 1998
    20       July, 1998        10        September, 1998
                               10        October, 1998
                               10        November, 1998

THE SAYREVILLE PARTNERSHIP

(Gillette Manor Apartments)

       Gillette Manor Apartments is a 100-unit apartment complex for senior citizens which has been constructed on Washington Road at Hilltop Avenue in Sayreville, New Jersey. Gillette Manor Apartments consists of 100 one-bedroom units contained in 1 building. The complex offers a meeting room and central laundry facilities.

       Individual units contain a refrigerator, range, air conditioning, cable television hook-up and an emergency call system.

       Construction of Gillette Manor Apartments was completed in October, 1995 and is 100% occupied.

THE WOODHAVEN PARTNERSHIP

(Woodhaven Apartments)

       Woodhaven Apartments is an 80-unit apartment complex for families and senior citizens which has been constructed on Route 27 in South Brunswick, New Jersey. Woodhaven Apartments consists of 40 one-bedroom units and 40 two-bedroom units contained in 13 buildings. The complex offers a clubhouse with meeting room and central laundry facilities.

       Individual units contain a refrigerator, range, dishwasher, disposal, air conditioning and a patio or porch.

       Construction of Woodhaven Apartments was completed in September, 1997 and is 100% occupied.